UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2007
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

801 East 86th Avenue
Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 30, 2007, NiSource Inc. (the “Company”) reported its financial results for the year ended December 31, 2006. The Company’s press release, dated January 30, 2007, is attached as Exhibit 99.1.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On January 25, 2007, Robert J. Welsh delivered a letter to the board of directors of NiSource Inc. expressing his preference to not be renominated for election as a director at the NiSource Inc. 2007 annual meeting of stockholders.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated January 30, 2007, issued by NiSource Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)

Date: January 30, 2007	By:	/s/ Jeffrey W. Grossman

Jeffrey W. Grossman Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated January 30, 2007, issued by NiSource Inc.